UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2022

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713)
207-1111

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
Chicago Stock Exchange, Inc.
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2).
Emerging Growth Company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.
On January 10, 2022, CenterPoint Energy Resources Corp., a Delaware corporation (“Seller”) and a wholly owned subsidiary of CenterPoint Energy, Inc. (the “Company”), completed the previously announced sale of its Arkansas and Oklahoma regulated natural gas LDC businesses for approximately $2.15 billion, including recovery of approximately $425 million of storm-related incremental natural gas costs incurred in February 2021 and subject to certain adjustments, including adjustments based on net working capital, regulatory assets and liabilities and capital expenditures at closing (the “Transaction”), pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) dated as of April 29, 2021, by and between Seller and Southern Col Midco, LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of Summit Utilities, Inc. (“Buyer”).
The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Purchase Agreement, which was filed as Exhibit 2.4 to the Quarterly Report on Form
10-Q
filed by Seller and the Company with the Securities and Exchange Commission on May 6, 2021, and the terms of which are incorporated herein by reference.
Unaudited Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined financial information of Seller as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 giving effect to the Transaction, including such information required by Article 11 of Regulation
S-X,
is set forth in Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.
On January 10, 2022, the Company issued a press release announcing, among other things, the completion of the Transaction. A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
The information furnished in Item 7.01 and Exhibit 99.2 is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of Seller as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 giving effect to the Transaction, including such information required by Article 11 of Regulation
S-X,
is set forth in Exhibit 99.1 hereto and incorporated herein by reference.
(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Unaudited Pro Forma Condensed Combined Financial Information of CenterPoint Energy Resources Corp. as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020

99.2	Press Release issued by the Company on January 10, 2022

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: January 10, 2022	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

CENTERPOINT ENERGY RESOURCES CORP.

	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel